UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 27, 2005 (January 26, 2005)

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 26, 2005, Overstock.com, Inc. announced in a press release that its board of directors authorized a three-year stock repurchase program for up to $50 million, for the purpose of mitigating dilution from outstanding options, warrants and other convertible instruments.

The shares may be repurchased from time to time in open market transactions, subject to market conditions and other factors, including blackout periods imposed by Overstock.com, during which the Company prohibits its insiders and employees from trading in the Company’s stock.

A copy of the press release is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated January 26, 2005 announcing stock repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/David K. Chidester
David K. Chidester
Vice President, Finance

Date: January 27, 2005